UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2004

MMI PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	333-29141	74-1622891
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. E., Suite 1200

Houston, Texas 77060

(Address of Principal Executive Offices)

(281) 876-0080

(Registrant's telephone number, including area code)

515 W. Greens Road, Suite 710

Houston, Texas 77067

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

    Exhibits.

Exhibit 99.1 News Release issued by MMI Products, Inc. on May 7, 2004 titled "MMI PRODUCTS, INC. REPORTS FIRST QUARTER 2004 RESULTS."

Item 12. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12. "Results of Operations and Financial Condition."

On May 7, 2004, MMI Products, Inc. issued a news release regarding the financial results for the fiscal quarter ended April 3, 2004. The full text of the news release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMI PRODUCTS, INC.
Date: May 7, 2004	By: /s/ Robert N. Tenczar
Robert N. Tenczar, Vice President and Chief Financial Officer